                                                                   EXHIBIT 10.46


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                             DATED: 11 OCTOBER 2000







                           (1) EVANS VACCINES LIMITED



                              (2) AVIRON UK LIMITED






                           --------------------------

                               TRANSFER AGREEMENT

                           --------------------------















                               CMS Cameron McKenna
                                   Mitre House
                              160 Aldersgate Street
                                     London
                                    EC1A 4DD
                            Tel: +44 (0) 20 7367 3000
                            Fax: +44 (0) 20 7367 2000

[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                TABLE OF CONTENTS


                                                                             PAGE
                                                                             ----
1.     Definitions and interpretation ......................................   1

2.     Completion ..........................................................   3

3.     Consideration .......................................................   3

4.     The Employees .......................................................   3

5.     Warranties ..........................................................   5

6.     Limitations to the Warranties .......................................   5

7.     Successors and Assigns ..............................................   7

8.     Protection of Goodwill ..............................................   7

9.     Announcements and Publicity .........................................   7

10.    Variation ...........................................................   8

11.    Costs ...............................................................   8

12.    Severance ...........................................................   8

13.    Waivers .............................................................   8

14.    Entire agreement ....................................................   8

15.    Notices .............................................................   8

16.    Counterparts ........................................................   8

17.    Applicable Law and jurisdiction .....................................   8

18.    [***] ...............................................................   9

19.    [***] ...............................................................   9

20.    Post-completion effect ..............................................  10


SCHEDULE 1 THE EMPLOYEES ...................................................  15

SCHEDULE 2 EMPLOYEE WARRANTIES .............................................  16



                                       i
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THIS AGREEMENT is made the 11th day of October 2000

BETWEEN:

(1)     EVANS VACCINES LIMITED (registered in England under Company Number:
        3970089) the registered office of which is at Florey House, Robert Robinson Avenue, The Oxford Science Park, Oxford OX4 4GA (the "TRANSFEROR"); and

(2) AVIRON UK LIMITED (registered in England under Company Number: 3854275) the registered office of which is at Carmelite, 50 Victoria Embankment, London, EC4Y 0DX (the "TRANSFEREE").

WHEREAS:

(A) Pursuant to an agreement (the "RESTATED AGREEMENT") dated on or about the date of this Agreement the Transferor and the holding company of the Transferee, Aviron ("AVIRON") have agreed to amend and restate the terms of an amended and restated contract manufacture agreement (the "CONTRACT MANUFACTURE AGREEMENT") dated 7 June 1999 between the Transferor (as assignee of Medeva Pharma Limited ("MEDEVA")) and Aviron, with the result that Aviron has agreed that the manufacture of the Intermediate Product at premises situated in Gaskill Road, Speke, Liverpool will be carried on by the Transferee.

(B) On completion of the Transaction Agreements, the Transferor has agreed to transfer the Employees listed in Schedule 1 to this Agreement to the Transferee. It is the Parties understanding that the Transfer Regulations will apply to transfer the Employees to the Transferee.

IT IS AGREED as follows:

1.      DEFINITIONS AND INTERPRETATION

1.1 In this Agreement, unless the context requires otherwise, the following words shall have the following meanings:


        "BUSINESS"                     means the contract manufacture of the
                                       Intermediate Product as more fully
                                       described in the Contract Manufacture
                                       Agreement prior to the Restated Agreement
                                       having effect;

        "COMPLETION"                   means completion of this Agreement in
                                       accordance with Clause 2;

        "COMPLETION DATE"              means the date of this Agreement;

        "DISCLOSED"                    means fairly disclosed to the Transferee
                                       for the purposes of this Agreement in the
                                       Disclosure Letter;

        "DISCLOSURE LETTER"            means a letter dated the date of this
                                       Agreement from the Transferor to the
                                       Transferee including the documents listed
                                       in the index attached to it;

        "EMPLOYEES"                    means the persons employed in the
                                       Business at the date of this Agreement
                                       (whose names are set out in Schedule 1
                                       together with certain particulars of
                                       their respective employment);

        "INTERMEDIATE PRODUCT"         shall have the meaning ascribed to it in
                                       the Shared Services


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       Agreement;

        "IP LICENCE"                   means the licence of certain intellectual
                                       property rights dated on or about the
                                       date of this Agreement between the
                                       Parties;

        "MASTER AGREEMENT"             means the agreement dated on or about the
                                       date of this Agreement between, inter
                                       alia, the Parties providing, inter alia,
                                       for the entry into the Transaction
                                       Agreements;

        "MEDEVA SALE AGREEMENT"        means the agreement dated 7 September
                                       2000 between Medeva (1), and the
                                       Transferor (2) pursuant to which the
                                       Business (as defined therein) was
                                       acquired by the Transferor;

        "PARTIES"                      means the Transferor and the Transferee;

        "PROPERTY AGREEMENTS"          means (i) the agreements for sub-lease of
                                       the AVU Premises and the AVU Extension
                                       Premises; and (ii) the three licences to
                                       jointly occupy or access certain areas of
                                       the Transferor's premises in Speke,
                                       Liverpool to be entered into by the
                                       Parties on or about the date of this
                                       Agreement;

        "QUALITY AGREEMENT"            means the quality agreement entered into
                                       by the Parties on or about the date of
                                       this Agreement;

        "SHARED SERVICES AGREEMENT"    means the shared services agreement dated
                                       on or about the date of this Agreement
                                       between the Parties and Aviron;

        "TRANSACTION AGREEMENTS"       means the Property Agreements, the Shared
                                       Services Agreement, the IP Licence, the
                                       Restated Agreement, the Master Agreement,
                                       the Warrants and the Quality Agreement;

        "TRANSFER REGULATIONS"         means the [***];

        "TRANSFEREE GROUP"             means the Transferee, its holding company
                                       from time to time and all companies and
                                       undertakings which now are or in the
                                       future become subsidiaries or subsidiary
                                       undertakings of the Transferee or of any
                                       such holding company;

        "TRANSFEROR GROUP"             means the Transferor, its holding company
                                       from time to time and all companies and
                                       undertakings which now are or in the
                                       future become subsidiaries or subsidiary
                                       undertakings of the Transferor or of any
                                       such holding company;

        "VAT" means value added tax under VATA 1994 or any similar tax from time to time replacing it or performing a similar function;

        "VATA 1994"                    means the Value Added Tax Act 1994;

        "WARRANTIES"                   means the warranties set out Schedule 2;
                                       and

        "WARRANTS"                     means the warrant instrument(s) dated on
                                       or about the date of this Agreement
                                       entered into by Aviron granting the
                                       Transferor the right


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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
                                        to subscribe for certain shares in the
                                        capital of Aviron.

1.2     In this Agreement:

        1.2.1 the index and the clause headings are included for convenience only and shall not affect the construction of this Agreement;

        1.2.2 words denoting the singular shall include the plural and vice versa;

        1.2.3 words denoting any gender shall include a reference to each other gender;

        1.2.4 references to persons shall be deemed to include references to natural persons, firms, partnerships, companies, corporations, associations, organisations, foundations and trusts (in each case whether or not having separate legal personality); and

        1.2.5 words and expressions defined in the Companies Act 1985 (as amended) shall, where the context so admits, bear the same meanings in this Agreement.

1.3 References in this Agreement to statutory provisions shall (where the context so admits and unless otherwise expressly provided) be construed as references to those provisions as respectively amended, consolidated, extended or re-enacted as at the date of this Agreement and to any orders, regulations, instruments or other subordinate legislation made under the relevant statutes.

1.4 References to Clauses or Schedules are to Clauses or Schedules to this Agreement and the Schedules are deemed to be incorporated in this Agreement, and a reference to "this Agreement" includes a reference to the Schedules.

1.5 For the purposes of the Warranties a matter shall be treated as being within the [***] of the Transferor if, and only if such matter was (i) [***]; or (ii) is within the [***] and references in this Agreement to any matter warranted "so far as the Transferor is aware" or "to the best of the knowledge, information or belief of the Transferor" or with any similar qualification shall be construed accordingly.

2.      COMPLETION

        At Completion:

2.1 the Transferor shall deliver to or procure the delivery to the Transferee of all [***] of the Employees then in its possession; and

2.2     against compliance by the Transferor with its obligations under Clause
        2.1 the Transferee shall pay the consideration as provided in Clause 3.

3.      CONSIDERATION

        The total consideration for the transfer of the Employees to the Transferee shall be the payment by the Transferee to the Transferor of the cash sum of [***] to be paid at Completion.

4.      THE EMPLOYEES

4.1 Subject to Clause 4.4, the Parties acknowledge and agree that the amendment and restatement of the Contract Manufacture Agreement pursuant to the Restated Agreement and the completion of each of the other Transaction Agreements will constitute a relevant transfer for the purposes of the Transfer Regulations and that it will [***] and such contracts shall [***] with effect from the Completion Date.


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

4.2 The Transferee will indemnify and keep indemnified the Transferor against any loss, damage, cost, action, award, penalty, fine, proceeding, claim, demand, liability and expense (together "LIABILITY") in respect of [***] or any other matter or circumstance occurring after Completion which arises out of:

        4.2.1 the [***] occurring by virtue of the Transfer Regulations and/or this Agreement;

        4.2.2 a change on or after Completion to [***] (including any term or condition relating to [***]) or any proposal to make such a change including any proposal communicated [***] by the Transferee or by the Transferor on the basis of any information received from the Transferee regarding such a proposal;

        4.2.3 any claim by any [***] that as a result of [***], or as a result of [***], or as a result of [***] that they have been [***] by the [***] Completion; or

        4.2.4 the [***] with its obligations under [***] in respect of any [***];

        PROVIDED ALWAYS THAT the Transferee shall not have indemnified the Transferor under this Clause in relation to:

        (a) any Liability in respect of which the Transferor has [***] (subject always to any [***]); and

        (b)     any matter for which the Transferor is [***] under [***].

4.3 The Transferor will indemnify and keep indemnified the Transferee against any Liabilities incurred by the Transferee in relation to the [***] by reason or on account of or arising from all and any matters arising [***] or attributable to [***] including, but in no way limited to:

        4.3.1 the [***] during the period [***] to the extent that it arises out of [***] by the [***] or by [***];

        4.3.2 any [***] (other than any [***] or [***]), [***] and any other [***] any extent to [***] and any applicable [***];

        4.3.3 any claim or other legal recourse by any [***] or [***] recognised by the Transferor arising from or connected with the [***] to such [***] or [***];

        PROVIDED ALWAYS THAT the Transferor shall not have indemnified the Transferee under this Clause in relation to:

        (a) any Liability in respect of which the Transferee has [***] (subject always to any [***]); and

        (b)     any matter for which the Transferee is [***] under [***];

        (c) any obligation in respect of the [***] to make any payment as a result of [***] by the Transferee up to the extent which is calculated by reference to [***] with the Transferor or any member of the Transferor Group as well as the [***] with the Transferee; and

        (d) any Liability which arises out of a [***] by the [***] to comply with any requirement of [***] in respect of any [***].

4.4 If, but only if, the [***] of [***] is found or alleged [***] after the Completion Date as if [***] as a consequence of the completion of the [***] other than by virtue of [***], the Transferee agrees that, provided that such [***] is [***] in the [***]:


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[***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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        (a)     in consultation with the Transferor, it will, within [***] of being so [***] by the Transferor (as long as the [***] is made no later than [***] after the Transferor [***] such finding or allegation), [***] to that [***] an [***] referred to below; and

        (b) the [***] to be [***] will be such that [***] of the [***] (other than the [***] and any [***]) will [***] from the [***] of the [***] (as such [***] have been [***]) immediately before the Completion Date.

        Upon that [***] being [***] (or at any time after the expiry of the [***] if the [***] is not [***] as [***]), the Transferor shall [***] concerned from [***] and the Transferee shall indemnify the Transferor against [***] of all Liabilities arising from [***] and [***] of all liabilities which are [***] or [***] and which arise directly from [***] after the Completion Date until [***].

4.5 For the avoidance of doubt the Transferee agrees that it shall pay and discharge [***] due to certain of the [***] (as [***]) in respect of the year ended [***] regardless of whether an [***] to such payment accrued [***] the Completion Date.

5.      WARRANTIES

5.1     The Transferor warrants to the Transferee in the terms set out in
        Schedule 2 and acknowledges that the Transferee is entering into this Agreement in reliance on the Warranties.

5.2     The Warranties are given subject only to matters [***].

5.3     Each of the Warranties shall be given on the date of this Agreement.

6.      LIMITATIONS TO THE WARRANTIES

6.1     The Transferee acknowledges and agrees that:

        6.1.1 the Warranties are the only warranties or other assurances of any kind given by or on behalf of the Transferor or any member of the Transferor's Group and on which the Transferee may rely in entering into this Agreement;

        6.1.2 no other statement, promise or forecast made by or on behalf of the Transferor or any member of the Transferor's Group may form the basis of, or be pleaded in connection with, any claim by the Transferee under or in connection with this Agreement;

        6.1.3 any claim by the Transferee or any person deriving title from it in connection with the Warranties (a "WARRANTY CLAIM") shall be subject to the following provisions of this clause; and

        6.1.4 at the time of entering into this Agreement it is not aware of any matter or thing which constitutes a breach of any of the Warranties.

6.2 The maximum aggregate liability of the Transferor under the Warranties and under Clause 5.2 of the IP Licence and Clause 4.4(c) of the Shared Services Agreement inclusive of all costs and interest, shall in no event exceed US$[***].

6.3 Subject to Clause 6.4, the Transferee shall not be entitled in any event to damages or other payment in respect of any claim or claims under any of the Warranties in respect of any individual claim (or series of related claims with respect to related facts or circumstances) unless and until the aggregate amount of all claims made in respect of the Warranties and under Clause 5.2 of the IP Licence and Clause 4.4(c) of the Shared Services Agreement exceeds US$[***].


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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6.4     The Transferee shall not be entitled to make any claim against the
        Transferor in respect of any breach of the Warranties unless the Transferee has given written notice of its intention to make such a claim on or before [***], such notice to specify all relevant facts relating to the Warranty Claim, as soon as reasonably practicable, and in any event within [***] of the Transferee becoming aware of those facts, to the Transferor in the case of any other Warranties, Provided always that the [***] of the [***] in respect of such Warranty Claims shall [***] if proceedings in respect of it have not been commenced within [***] of service of notice of that Warranty Claim.

6.5     The Transferee shall not be entitled to make any Warranty Claim:

        (a)     in respect of anything [***];

        (b) if the Warranty Claim would not have arisen [***] a change in [***] made after the date of this Agreement (whether or not the change purports to be effective retrospectively in whole or in part); or

        (c) to the extent that the Warranty Claim arises as a result only of any change after Completion in the [***] upon which any member of the Transferee's Group [***] its [***].

6.6 If the Warranty Claim in question arises as a result of or in connection with a liability or alleged liability to a third parry (a "RELEVANT CLAIM") the Transferee shall [***] give written notice of the Relevant Claim and subject to the Transferee being fully indemnified against any reasonable costs, liabilities and expenses thereby incurred:

        6.6.1   [***];

        6.6.2   [***];

        6.6.3   [***];

        6.6.4   [***];

        6.6.5   [***];

        6.6.6   [***]:

                (a)     [***];

                (b)     [***];

        Provided always that nothing in this Clause 6.7 shall require the Transferee to take any action which is reasonably likely to have a [***] on the [***] of the Transferee's Group.

6.7 The provisions of this Clause shall have effect notwithstanding any other provisions of this Agreement and shall apply to all or any claims of the Transferee under Clause 5.2 of the IP License and Clause 4.4(c) of the Shared Services Agreement.

6.8 Without prejudice to the Transferee's duty to mitigate any loss in respect of any breach of the Warranties, if in respect of any matter which would otherwise give rise to a breach of the Warranties, the Transferee is entitled to [***] the amount of [***] to which the Transferee is or would have been entitled shall [***] or [***] the Warranty Claim.


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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6.9     If the Transferor makes any payment by way of damages for breach of the
        Warranties (the "DAMAGES PAYMENT") and within [***] of the making of the relevant payment the Transferee [***] otherwise than from the Transferor which would not have been [***] the circumstance giving rise to the Warranty Claim in respect of which the Damages Payment was made the Transferee shall, once it has [***], [***] to the [***] an amount equal to [***] and the [***], less the [***] and all and any [***].

6.10 The [***] shall refrain from [***](other than [***]) which it [***] may give rise to a Warranty Claim which would not otherwise arise.

6.11 The [***] of the [***] for a breach of the Warranties shall be [***] and the Transferee shall [***] in any circumstances or at any time.

7.      SUCCESSORS AND ASSIGNS

        [***] party may assign [***] its rights or delegate [***] its obligations under this Agreement (other than [***] as the case may be, provided that such assignee [***] and provided further that before such assignee [***] will procure that the benefit of this Agreement is re-assigned to [***] or (upon giving further written notice to [***]) to [***](subject always to the foregoing provisions of this Clause) of such party [***] the prior written consent of [***], except as expressly provided herein.

8.      PROTECTION OF GOODWILL

8.1 As further consideration for the Transferee agreeing to indemnify the Transferor on the terms contained in this Agreement, the Transferor shall not (and shall procure that no member of the Transferor Group shall) for [***] following Completion, [***] any [***] to [***] the Transferee.

8.2 As further consideration for the Transferor agreeing to enter into this Agreement, the Transferee shall not (and shall procure that no member of the Transferee Group shall) for [***] following Completion, [***] any [***] or [***] to [***] the Transferor or the relevant member of the Transferor's Group.

8.3 The undertakings in Clauses 8.1 and 8.2 are considered by the Parties to be reasonable in all the circumstances. If any of these undertakings should for any reason be held to be invalid but would have been held to be valid if part of the wording were deleted, the undertakings shall apply with such part of the wording deleted.

8.4 Nothing in Clause 8.1 shall prevent the Transferor, or any member of the Transferor's Group, from [***] in any [***] or other [***], or from [***] or [***] with the Transferor, or any member of the Transferor's Group.

8.5 Nothing in Clause 8.2 shall prevent the Transferee, or any member of the Transferee's Group, from [***] in any [***] or other [***], or from [***] or [***] with the Transferee, or any member of the Transferee's Group.

9.      ANNOUNCEMENTS AND PUBLICITY

        No announcement or circular or other publicity in connection with the subject matter of this Agreement (other than as permitted by this Agreement) shall be made by or on behalf of the Transferor and the Transferee without the approval of the other as to its content, form and manner of publication (such approval not to be unreasonably withheld or delayed) save that any announcement, circular or other publicity required to be made or issued by the Transferor or the Transferee pursuant to any legal or regulatory authority may be made or issued by the Transferor or the Transferee without such approval. The Parties shall consult together upon the form of any such announcement, circular or other publicity and


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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.



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        the other party shall promptly provide such information and comment as the party issuing any such announcement, circular or other publicity may from time to time reasonably request.

10.     VARIATION

        No variation of this Agreement shall be effective unless made in writing and signed by or on behalf of each of the Parties.

11.     COSTS

        Save as expressly provided in this Agreement, the Parties shall [***] costs and expenses in relation to the preparation, execution and carrying into effect of this Agreement.

12.     SEVERANCE

        If at any time any provision of this Agreement is or becomes invalid or illegal in any respect, such provision shall be deemed to be severed from this Agreement but the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby.

13.     WAIVERS

        A failure by any party to exercise and any delay, forbearance or indulgence by any party in exercising any right, power or remedy under this Agreement shall not operate as a waiver of that right, power or remedy or preclude its exercise at any subsequent time or on any subsequent occasion. The single or partial exercise of any right, power or remedy shall not preclude any other or further exercise of that right, power or remedy. No custom or practice of the Parties at variance with the terms of this Agreement shall constitute a waiver of the rights of any party under this Agreement. The rights, powers and remedies provided in this Agreement are cumulative and not exclusive of any rights, powers or remedies provided by law.

14.     ENTIRE AGREEMENT

        This Agreement and the Transaction Agreements and all other agreements entered, or to be entered into, pursuant to the terms of this Agreement or entered into between the Transferor and the Transferee together constitute the entire agreement and understanding between the Parties with respect to the subject matter of this Agreement and supersede all prior agreements between the Parties.

15.     NOTICES

        The provisions of the Master Agreement shall apply mutatis mutandis to this Agreement.

16.     COUNTERPARTS

        This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, and which together shall constitute one and the same Agreement. Unless otherwise provided in this Agreement, this Agreement shall become effective and be dated (and each counterpart shall be dated) on the date on which this Agreement (or a counterpart of this Agreement) is signed by the last of the Parties to execute this Agreement or, as the case may be, a counterpart thereof.

17.     APPLICABLE LAW AND JURISDICTION

17.1 This Agreement shall be governed by [***] and each of the Parties submits to the exclusive jurisdiction of the [***].


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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.



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17.2    The Parties irrevocably consent to any process in a legal action or proceedings in connection with this Agreement being served on it in accordance with the provisions of this Agreement relating to the service of notices. Nothing contained in this Agreement shall affect the right to serve process in any other manner permitted by law.

18.     [***]

        The Parties agree that the provisions of the [***] shall not apply to this Agreement.

19.     [***]

19.1 Notwithstanding anything contained in this Agreement, if any of the amounts payable by the Transferee to the Transferor are expressed to be [***] then [***] shall only be payable [***] if:

        19.1.1  [***] on such sums or amounts; and

        19.1.2  a proper [***] invoice is submitted to the [***].

19.2 If [***] under this Agreement, in accordance with Clause 19.1, or, notwithstanding Clause 19.1, if (as applicable) no ruling under Clause
        19.3 has been received to the effect that [***] in respect of any relevant amount by the date on which any [***] under this Agreement, then it shall be [***] on the date of this Agreement within 14 business days of the date of this Agreement and in any other case on the date on which [***].

19.3

        19.3.1 The Parties consider that the transactions detailed in the Transaction Agreements shall not together constitute a [***] or [***] for [***] purposes, and agree that the Transferor shall prepare a [***] to this effect. This [***] shall be sent first, [***] or its agents for approval (such approval not to be unreasonably withheld or delayed) and once approved shall be sent to [***].

        19.3.2 The Parties shall use their reasonable endeavours to ensure that the [***] is obtained on or before the date of this Agreement. If no [***] by the date of this Agreement the Parties should use their reasonable endeavours to ensure that within 5 business days of the date of this Agreement a letter is sent to [***]. The [***] shall send a copy of any [***] to [***] and the [***] within 5 business days of receipt of it from [***].

        19.3.3 If no such [***] has been obtained by the time that [***] and the [***] (as the case may be) are due to [***] which include a [***] they may notify [***] that they have [***] on a transfer of assets which has not been treated as [***].

19.4

        19.4.1 If [***] that any or all of the [***] which are being treated as [***] under this Agreement constitute a [***] or [***] or a [***]:

                (a) the [***], if it has not submitted a [***] on which it has accounted for the [***] on the date on which such [***], will forthwith issue [***] which has been [***] in which case the [***] will on the date of [***] as applicable the [***] detailed in the applicable [***]; or

                (b) the [***], if it has submitted a [***] on which the [***] has been accounted for, will make an [***] as appropriate for recovery of the applicable [***] from [***] and will


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                       account to [***] as appropriate on the date of such [***] and will issue at that date [***] which has been [***].

        19.4.2 For the avoidance of doubt any failure by the [***] to comply with any conditions detailed in the [***] under which a [***] is made (such that the [***] does not receive a [***] or only receives a [***] from [***]) will not affect the obligation of the [***] to refund to [***] any [***] and for the purposes of clause 19.4.1(a) it shall be regarded as having [***] on the date on which it would have [***] were it not for such failure.

20.     POST-COMPLETION EFFECT

        This Agreement shall remain in full force and effect after and notwithstanding Completion in respect of all obligations, agreements, covenants, undertakings or conditions contained in or implied by this Agreement which have not been done, observed or performed at or prior to Completion the Warranties shall continue in full force and effect after and notwithstanding Completion.

        AS WITNESS the hands of the Parties to this Agreement or their duly authorised representatives on the date written above.









[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE 1

                                  THE EMPLOYEES

        [***]












[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                     Sch. 1

                                   SCHEDULE 2

                               EMPLOYEE WARRANTIES

        [***]











[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                     Sch. 2

SIGNED by /s/ C.S.W. Swingland
          -----------------------------
for and on behalf of
EVANS VACCINES LIMITED




SIGNED by /s/ Fred Kurland
          -----------------------------
for and on behalf of
AVIRON UK LIMITED












[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                     Sch. 3